FORM 8-K



                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                             CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                    Date of Report (Date of Earliest
                    Event Reported):  April 27, 1995



                    CHIQUITA BRANDS INTERNATIONAL, INC.
         (Exact name of registrant as specified in its charter)

 New Jersey                 1-1550                 04-1923360
(State or other             (Commission           (IRS Employer
jurisdiction of             File Number)          Identification
No.)
incorporation)

             250 East Fifth Street, Cincinnati, Ohio  45202
                (Address of principal executive offices)


Registrant's telephone number, including area code:  (513) 784-8011

                INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

Item 5.  Other Events.

     Reference is made to the Company's News Release issued April 27, 1995, attached as Exhibit 7(c)99.1, reporting its results for the quarter ended March 31, 1995. This current report is being filed for the purpose of incorporating the information contained herein by reference into the Company's Registration Statement No. 33-58705 filed on behalf of a selling shareholder.


Item 7.  Financial Statements and Exhibits.

     (a)   Financial Statements of Businesses Acquired.

           Not Applicable.

     (b)   Pro Forma Financial Information.

           Not Applicable.

     (c)   Exhibits.

           99.1.      News Release of the Company issued April 27,
                      1995.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 27, 1995            CHIQUITA BRANDS INTERNATIONAL,
INC.


                                 By    /S/ William A. Tsacalis
                                       Vice President and
Controller